FEDERAL DEPOSIT INSURANCE CORPORATION
WASHINGTON, D.C.

)
In the Matter of	)
)
AMERICAN PATRIOT BANK	)	STIPULATION AND CONSENT
GREENEVILLE, TENNESSEE	)	TO THE ISSUANCE OF AN ORDER
	)	TO CEASE AND DESIST
)
)
	)	FDIC-09-163b
(INSURED STATE NONMEMBER BANK))
)

Subject to the acceptance of this STIPULATION AND CONSENT TO THE ISSUANCE OF AN ORDER TO CEASE AND DESIST (“CONSENT AGREEMENT”) by the Federal Deposit Insurance Corporation (“FDIC”), it is hereby stipulated and agreed by and between a representative of the Legal Division of the FDIC and American Patriot Bank, Greeneville, Tennessee (“Bank”), as follows:

1.           The Bank has been advised of its right to the issuance and service of a NOTICE OF CHARGES AND OF HEARING detailing the unsafe or unsound banking practices and violations of law and/or regulations alleged to have been committed by the Bank and of its right to a hearing on the alleged charges under section 8(b) of the Federal Deposit Insurance Act (“Act”), 12 U.S.C. § 1818(b), and the Bank has waived those rights.

2.           The Bank, solely for the purpose of this proceeding and without admitting or denying any of the charges of unsafe or unsound banking practices and violations of law and/or regulations, hereby consents and agrees to the issuance of an ORDER TO CEASE AND DESIST (“ORDER”) by the FDIC.  The Bank further stipulates and agrees that such ORDER shall be deemed to be a final ORDER and that said ORDER shall become effective immediately upon its issuance by the FDIC and shall be fully enforceable by the FDIC pursuant to the provisions of section 8(i) of the Act, 12 U.S.C. § 1818(i), subject only to the conditions set forth in paragraph 3 of this CONSENT AGREEMENT.

3.           In the event the FDIC accepts this CONSENT AGREEMENT and issues the ORDER, it is agreed that no action will be taken by the FDIC to enforce said ORDER in the United States District Court, unless the Bank or any institution-affiliated party has violated or is about to violate any provision of the ORDER.

4.           Solely for the purpose of this proceeding, the Bank hereby waives:

(a)	The issuance and service of a NOTICE OF CHARGES AND OF HEARING;

(b)	All defenses to the alleged charges in the NOTICE OF CHARGES AND OF HEARING;

(c)	A hearing for the purpose of taking evidence on such alleged charges;

(d)	The filing of PROPOSED FINDINGS OF FACT AND CONCLUSIONS OF LAW;

(e)	A RECOMMENDED DECISION of an Administrative Law Judge;

(f)	The filing of exceptions and briefs with respect to such RECOMMENDED DECISION; and

(g)	Review of the Order by any Federal or State agency or court.

Dated this 29th day of May, 2009.

Federal Deposit Insurance		American Patriot Bank
Corporation		Greeneville, Tennessee
Legal Division

BY:	/s/ Richard W. Ott	/s/ William J. Smead
	Richard W. Ott	William J. Smead
Senior Attorney
/s/ Mike G. Burns
Mike G. Burns

/s/ Wendy C. Warner
Wendy C. Warner

/s/ Roger A. Woolsey
Roger A. Woolsey

Comprising the Board of Directors of American Patriot Bank, Greeneville,Tennessee